Acquisition of Nautilus Offshore Services Inc.	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisition of Nautilus Offshore Services Inc.:
8. Acquisition of Nautilus Offshore Services Inc.:
On October 21, 2015, the Company entered into an agreement to acquire Mezzanine Financing Investment III Ltd. ("Mezzanine") and Oil and Gas Ships Investor Limited (Oil and Gas), which owned in aggregate, directly or indirectly, 97.44% of the issued and outstanding share capital of Nautilus Offshore Services Inc. ("Nautilus"), for a purchase price of $87,000 plus the assumption of approximately $33 million of net debt. As part of the acquisition cost, the Company also paid $3,568 for the working capital of Nautilus as at September 30, 2015, as agreed between the parties. In addition, on November 24, 2015, Mezzanine, entered into an agreement with VRG AS, which owned the remaining 2.56% issued and outstanding share capital of Nautilus, and acquired its equity stake.
Nautilus indirectly through its subsidiaries owns six Offshore Support Vessels of which four are Oil Spill Recovery Vessels (OSRVs) and two are Platform Supply Vessels (PSVs), all of which were on time charter to Petroleo Brasileiro S.A. (Petrobras) until certain dates through 2017, at the day of acquisition. The vessels are managed by TMS Offshore Services. (Note 4) The acquisition of Nautilus will allow the Company to expand and diversify its fleet.
The acquisition of the common shares of Nautilus was accounted for under the acquisition method of accounting. The Company began consolidating Nautilus from October 21, 2015 (the date of acquisition), as of which date the results of operations of Nautilus are included in the accompanying consolidated statement of operations and on which the fair value of the non-controlling interest amounted to $1,500.
The purchase price allocation was as follows:
Assets:
Current assets	$22,609
Vessels	97,100
Goodwill	7,002
Above-market acquired time charters	12,474
Other non-current assets	5,562
Total assets acquired	144,747

Liabilities:
Total current liabilities	12,691
Total non-current liabilities	39,988
Total liabilities assumed	52,679

Fair value of non - controlling interests	1,500

Net assets acquired	$90,568

Consideration paid	87,000
Working capital adjustment	3,568
Total consideration	90,568

Goodwill included in the offshore support segment constituted a premium paid by the Company over the fair value of the net assets of Nautilus, which was attributable to anticipated benefits from Nautilus's position to take advantage of the fundamentals of the offshore support market.
The carrying amounts of all receivables and payables acquired approximated their fair values at the acquisition date. The carrying amount of vessels of $99,370 was reduced by fair value adjustment of $2,270 as of the acquisition date. In connection with the acquisition, the Company acquired time charter contracts with Petrobras for the future time-chartered services of Nautilus, until certain dates through 2017. These contracts include fixed day rates that are above day rates available as of the acquisition date. After determining the aggregate fair values of these time-chartered contracts as of the acquisition date, the Company recorded the respective contract fair values on the consolidated balance sheet as non-current assets under "Fair value of above market acquired time charters". These will be amortized into revenues using the straight-line method over the respective contract periods (based on the respective contracts).
All above fair values were based upon available market data using management estimates and assumptions. The respective fairness opinion was prepared by a third party expert, based on management estimates and assumptions, making use of available market data and taking into consideration third party valuations of fleet acquired, performed on a charter free basis.
The amortization of the fair value of the above market acquired time charter contracts as of December 31, 2015, amounted to $1,467 and included to "Voyage and time charter revenue", in the accompanying consolidated statement of operations for the year ended December 31, 2015. The amortization and write offs of the fair value of the above market acquired time charter contracts as of December 31, 2016, amounted to $4,346 and $5,161 and are included to "Voyage and time charter revenue" and "Impairment loss, gain/loss from sale of vessels and vessel owning companies and other", respectively, in the accompanying consolidated statement of operations for the year ended December 31, 2016.
On February 15, 2016, March 3, 2016 and April 11, 2016, the Company announced that Petrobras had given notice of termination of the contracts for the vessels Crescendo, Jubilee and Indigo, respectively, effective as of March 6, 2016, March 9, 2016 and April 6, 2016. The contracts of the vessels Crescendo, Jubilee and Indigo were to expire on January 8, 2017, April 25, 2017 and August 30, 2017, respectively. The termination of the related acquired time charters from Petrobras, resulted in amortization and write-off charges of $941 and $5,161 included to "Voyage and time charter revenue" and "Impairment loss, gain/loss from sale of vessels and vessel owning companies and other", respectively, in the accompanying consolidated statement of operations for the year ended December 31, 2016. On December 27, 2016 and in accordance with the respective terms the contract of the vessel Vega Corona expired.

	Amortization Schedule
	Amount Acquired	Balance as of December 31, 2015	Amortization and write offs for the year ended December 31, 2016	Amortization for the year ending December 31, 2017
Above-market acquired time charters	$12,474	$11,007	$9,507	$1,500

The following pro forma consolidated financial information reflects the results of operations for the years ended December 31, 2014 and 2015, as if the acquisition of Nautilus had occurred at the beginning of fiscal 2014 and after giving effect to purchase accounting adjustments and to the accounting changes described above and are mainly in vessels' depreciation and above-market time charters amortization. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place as of the beginning of fiscal 2014. In addition, these results are not intended to be a projection of future results and do not reflect any synergies that might be achieved from the combined operations.
	December 31,
	2014	2015
Pro forma revenues	$2,233,015	$1,011,674
Pro forma operating income/(loss)	554,870	(866,317)
Pro forma net loss	(38,874)	(2,838,322)
Pro forma per share amounts:
Basic net loss per share	$(127.87)	$(6,402.62)

The amounts of revenues and net losses following the acquisition of Nautilus on October 21, 2015, included in the consolidated statement of operations for the year ended December 31, 2015, were $8,118 and $2,100, respectively.
Impairment Charge
At December 31, 2016, the Company performed its impairment review for Goodwill. As a result of its impairment testing, the Company determined that the Goodwill associated with its offshore support reporting unit was impaired. Accordingly, the Company recognized an impairment charge for the full carrying amount of the Goodwill associated with this reporting unit in the amount of $7,002, which had no tax effect.
The Goodwill balance and changes in the Goodwill is as follows:

Balance December 31, 2015	$ 7,002
Goodwill impairment charge	(7,002)

Balance December 31, 2016	$ —